EVENTS SUBSEQUENT TO DECEMBER 31, 2017	12 Months Ended
Dec. 31, 2017
EVENTS SUBSEQUENT TO DECEMBER 31, 2017
EVENTS SUBSEQUENT TO DECEMBER 31, 2017

NOTE 25 - EVENTS SUBSEQUENT TO DECEMBER 31, 2017:

a.

In January 2018, the Company received notifications of exercise with respect to share options that had been issued to directors of the Company. Accordingly, the Company issued 710,000 ordinary shares for $0.4 million.

b.

On January 24, 2018, the Board of Directors of the Company approved an extension of the exercise period of options granted to employees and consultants who are not directors in February 2011 with original maturity on February 2018, to February 3, 2021. Accordingly, 2,844,210 options were extended with the new terms, the exercise price will be increased from $0.50 to $0.75 per ordinary share and the 3 years extension period will contain prohibition on exercising the options in the first year until February 3, 2019. The estimated fair value of the options on the extension date was $0.2 million. The Board of Directors of the Company also approved the extension of the exercise period of 1,540,000 options to the Company's Chief Executive Officer granted in February 2011, under the same terms detailed above, subject to the approval of the Company’s shareholders.

c.

On January 24, 2018, the Board of Directors of the Company granted 165,000 options to purchase ADSs to employees of the Company’s subsidiary, under the Company’s stock options plan.  The estimated fair value of the options on the grant date was $0.5 million.

d.	On February 2018, the Company has signed an amendment to the agreement signed on March 30, 2015 with a U.S.-based private company. See note 12a(5).